Innventure Welcomes Eric Stober as Chief Financial Officer
Finance, accounting, investor relations, and communications consolidated under the CFO role
Stober succeeds David Yablunosky as CFO and assumes responsibilities previously overseen by Roland Austrup
ORLANDO, Fla., Oct. 19, 2026 (GLOBE NEWSWIRE) -- Innventure, Inc. (NASDAQ: INV) (“Innventure” or the “Company”) today announced that Eric Stober has joined the Company as Chief Financial Officer, with finance, accounting, investor relations, and communications reporting to him.
Mr. Stober served nine years as Chief Financial Officer of Astrotech Corporation (Nasdaq: ASTC), where he played a key role in restructuring the company, managed the sale of its satellite operations business to Lockheed Martin, and led capital formation. He most recently served as Chief Financial Officer of Capital Factory and earlier held private equity roles at Virtus Capital Partners and Black Diamond Capital Management. He holds an MBA from the McCombs School of Business at the University of Texas at Austin.
“We are excited to welcome Eric to Innventure at an important point in our evolution,” said Bill Grieco, Innventure’s CEO. “As we sharpen our focus on execution, bringing various finance functions under his leadership will strengthen accountability, improve how we allocate capital and provide shareholders with a clearer view of our progress. Eric’s experience navigating complex strategic transactions and capital formation will be particularly valuable as we work to maximize value for our shareholders.”
“I’m excited to join Innventure and help lead the Company through its next phase,” said Eric Stober, Innventure’s Chief Financial Officer. “My focus will be on bringing financial discipline to every capital allocation decision, maintaining clear and consistent communication with shareholders, and working across the organization to maximize the value of our operating company interests, particularly Accelsius.”
With the Company consolidating the functions of finance, accounting, investor relations, and communications under the Chief Financial Officer, Chief Growth Officer Roland Austrup’s service to the Company will end on October 31, 2026. As previously announced, David Yablunosky stepped down as Chief Financial Officer effective today and will serve in a consulting role for a transitional period.
About Innventure
Innventure (NASDAQ: INV) builds and scales the companies that it has founded as they commercialize new technologies. Innventure is focused on preserving and maximizing the value of its operating company interests for shareholders through disciplined capital allocation, focused execution, strong governance, and strategic initiatives. Learn more at innventure.com.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release are "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “will,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements are based on the current assumptions and expectations of future events that are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.
These risks and uncertainties include, but are not limited to, those factors described in Innventure’s public filings with the U.S. Securities and Exchange Commission, including, but not limited to, the following: Innventure’s ability to preserve and increase the value of its interest in Accelsius; Innventure’s ability to control costs while retaining Innventure’s core capabilities; Innventure’s and its subsidiaries’ ability to execute on their strategies, book sales and achieve future financial performance; developments and projections relating to Innventure’s and its subsidiaries’ competitors and industry; the implementation, adoption, market acceptance and success of Innventure’s and its subsidiaries’ products, business models and growth strategies; Innventure’s and its subsidiaries’ ability to generate sufficient revenue and operating cash flow; the timing and magnitude of expected cash expenditures; the availability, timing and terms of additional financing, including debt or equity financing; market conditions affecting access to capital; potential dilution resulting from future financings; Innventure’s ability to successfully implement cost reduction initiatives; risks related to recent shareholder litigation; changes in economic conditions; competitive pressures; regulatory developments; and Innventure’s ability to maintain control over its subsidiaries.
Forward‑looking statements speak only as of the date of this release, and Innventure undertakes no obligation to update them except as required by law.
Investor Relations Contact: Kyle Nagarkar, Solebury Strategic Communications
investorrelations@innventure.com
Media Contact: Gabriel Hasson, ICR Inc. / Phil Denning, ICR Inc.

Innventure@ICRinc.com